UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 27, 2019

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001659981

JPMCC Commercial Mortgage Securities Trust 2015-JP1
(Exact name of issuing entity)

Central Index Key Number of registrant:  0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0000835271

JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001682523

Starwood Mortgage Funding II LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001541468

Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0000312070

Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001567746

Redwood Commercial Mortgage Corporation
(Exact name of sponsor as specified in its charter)

New York	333-206361-01	38-3984676 38-3984677 38-7145067
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02. Change of Servicer or Trustee.

On December 29, 2015, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2015 (the “Pooling and Servicing Agreement”), among JPMorgan Chase Bank, National Association, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of the JPMCC Commercial Mortgage Securities Trust 2015-JP1, Commercial Mortgage Pass-Through Certificates, Series 2015-JP1 (the “Certificates”), which represent, in the aggregate, the entire beneficial ownership in the JPMCC Commercial Mortgage Securities Trust 2015-JP1 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loans identified as “32 Avenue of the Americas” on Exhibit B to the Pooling and Servicing Agreement (the “32 Avenue of the Americas Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “32 Avenue of the Americas Loan Combination”) that includes the 32 Avenue of the Americas Mortgage Loan and four other pari passu loans (the “32 Avenue of the Americas Pari Passu Companion Loans”), which are not assets of the Issuing Entity.  The 32 Avenue of the Americas Loan Combination, including the 32 Avenue of the Americas Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of November 1, 2015 (the “JPMBB 2015-C33 PSA”), among the J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC (“Torchlight”), as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor, relating to the JPMBB Commercial Mortgage Securities Trust 2015-C33 securitization transaction into which the 32 Avenue of the Americas Pari Passu Companion Loans were deposited.  The 32 Avenue of the Americas Mortgage Loan represents 12.5% of the asset pool of the Issuing Entity as of its cut-off date.

The Mortgage Loan identified as “DoubleTree Anaheim – Orange County” on Exhibit B to the Pooling and Servicing Agreement (the “DoubleTree Anaheim – Orange County Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “DoubleTree Anaheim – Orange County Loan Combination”) that includes the DoubleTree Anaheim – Orange County Mortgage Loan and one other pari passu loan (the “DoubleTree Anaheim – Orange County Pari Passu Companion Loans”), which is not an asset of the Issuing Entity.  The DoubleTree Anaheim – Orange County Loan Combination, including the DoubleTree Anaheim – Orange County Mortgage Loan, is being serviced and administered under the JPMBB 2015-C33 PSA.  The DoubleTree Anaheim – Orange County Mortgage Loan represents 2.5% of the asset pool of the Issuing Entity as of its cut-off date.

Pursuant to Section 7.01(d) of the JPMBB 2015-C33 PSA, the Directing Certificateholder (as defined in the JPMBB 2015-C33 PSA), has the right, for long as no Control Event (as defined in the JPMBB 2015-C33 PSA) has occurred or is continuing, to terminate the existing special servicer at any time, with or without cause, and appoint a successor special servicer under the JPMBB 2015-C33 PSA.  A copy of the JPMBB 2015-C33 PSA was filed as Exhibit 4.2 to the Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on December 29, 2015.

Blackstone Real Estate Special Situations Advisors LLC, as the current Directing Certificateholder under the JPMBB 2015-C33 PSA, removed Torchlight as special servicer (as defined in the JPMBB 2015-C33 PSA) and appointed CWCapital Asset Management LLC, a Delaware limited liability company (“CWCAM”), as the replacement special servicer under the JPMBB 2015-C33 PSA. The removal of Torchlight as special servicer and appointment of CWCAM as replacement special servicer under the JPMBB 2015-C33 PSA is effective as of December 27, 2019 (the “Effective Date”).

Effective as of December 27, 2019, the mortgage loans securitized in the JPMBB Commercial Mortgage Securities Trust 2015-C33 transaction will be specially serviced, if necessary, pursuant to the JPMBB 2015-C33 PSA by CWCAM.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Registrant)
Date: December 27, 2019
	By:	/s/ Bradley J. Horn
Name: Bradley J. Horn
Title: Executive Director